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EXHIBIT 99.4

CERTIFICATION OF SENIOR VICE PRESIDENT-FINANCE
PURSUANT TO 18 U.S.C. SECTION 1350
(SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002)

        The undersigned, Timothy E. McKenna, Senior Vice President and Chief Financial Officer of Keystone Property Trust, (the "Registrant"), does hereby certify, pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that based upon a review of the Current Report on Form 8-K which is amending our Annual Report on Form 10-K for the year ended December 31, 2001 of the Registrant, as filed with the Securities and Exchange Commission on the date hereof (the "Report").

        (1)  The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

        (2)  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: February 6, 2003	/s/ TIMOTHY E. MCKENNA Timothy E. McKenna Senior Vice President-Finance and Chief Financial Officer

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CERTIFICATION OF SENIOR VICE PRESIDENT-FINANCE PURSUANT TO 18 U.S.C. SECTION 1350 (SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002)